SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

The Gabelli Dividend & Income Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 13, 2013.

Meeting Information
THE GABELLI DIVIDEND & INCOME TRUST		Meeting Type: Annual
For holders as of: March 18, 2013
Date: May 13, 2013 Time: 9:00 A.M.
	Location:	The Cole Auditorium
The Greenwich Library
101 West Putnam Avenue
Greenwich, Connecticut 06830

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735		You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
M55351-P37626
See the reverse side of this notice to obtain proxy materials and voting instructions.

––– Before You Vote –––

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2013 to facilitate timely delivery.

M55352-P37626

––– How To Vote –––

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession  of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to  www.proxyvote.com.  Have the information that is printed in the  box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

THE GABELLI DIVIDEND & INCOME TRUST

COMMON SHAREHOLDERS

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1.	To elect three (3) Trustees of the Fund:

Nominees:

	01)	Mario J. Gabelli, CFA
	02)	Mario d'Urso
	03)	Michael J. Melarkey

M55353-P37626
36242H104

Please refer to the proxy materials for more detailed information on the above voting items.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 13, 2013.

Meeting Information
THE GABELLI DIVIDEND & INCOME TRUST		Meeting Type: Annual
For holders as of: March 18, 2013
Date: May 13, 2013 Time: 9:00 A.M.
	Location:	The Cole Auditorium
The Greenwich Library
101 West Putnam Avenue
Greenwich, Connecticut 06830

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735		You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
M55351-P37626
See the reverse side of this notice to obtain proxy materials and voting instructions.

––– Before You Vote –––

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2013 to facilitate timely delivery.

M55352-P37626

––– How To Vote –––

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession  of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to  www.proxyvote.com.  Have the information that is printed in the  box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

THE GABELLI DIVIDEND & INCOME TRUST

SERIES A PREFERRED SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1.	To elect three (3) Trustees of the Fund:

Nominees:

	01)	Mario J. Gabelli, CFA
	02)	Mario d'Urso
	03)	Michael J. Melarkey

M55354-P37626
36242H203

Please refer to the proxy materials for more detailed information on the above voting items.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 13, 2013.

Meeting Information
THE GABELLI DIVIDEND & INCOME TRUST		Meeting Type: Annual
For holders as of: March 18, 2013
Date: May 13, 2013 Time: 9:00 A.M.
	Location:	The Cole Auditorium
The Greenwich Library
101 West Putnam Avenue
Greenwich, Connecticut 06830

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735		You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
M55351-P37627
See the reverse side of this notice to obtain proxy materials and voting instructions.

––– Before You Vote –––

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2013 to facilitate timely delivery.

M55352-P37627

––– How To Vote –––

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession  of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to  www.proxyvote.com.  Have the information that is printed in the  box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

THE GABELLI DIVIDEND & INCOME TRUST

SERIES B PREFERRED SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1.	To elect three (3) Trustees of the Fund:

Nominees:

	01)	Mario J. Gabelli, CFA
	02)	Mario d'Urso
	03)	Michael J. Melarkey

M55354-P37626
36242H302

Please refer to the proxy materials for more detailed information on the above voting items.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 13, 2013.

Meeting Information
THE GABELLI DIVIDEND & INCOME TRUST		Meeting Type: Annual
For holders as of: March 18, 2013
Date: May 13, 2013 Time: 9:00 A.M.
	Location:	The Cole Auditorium
The Greenwich Library
101 West Putnam Avenue
Greenwich, Connecticut 06830

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735		You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
M55351-P37627
See the reverse side of this notice to obtain proxy materials and voting instructions.

––– Before You Vote –––

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2013 to facilitate timely delivery.

M55352-P37627

––– How To Vote –––

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession  of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to  www.proxyvote.com.  Have the information that is printed in the  box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

THE GABELLI DIVIDEND & INCOME TRUST

SERIES C PREFERRED SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1.	To elect three (3) Trustees of the Fund:

Nominees:

	01)	Mario J. Gabelli, CFA
	02)	Mario d'Urso
	03)	Michael J. Melarkey

M55354-P37626
36242H401

Please refer to the proxy materials for more detailed information on the above voting items.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 13, 2013.

Meeting Information
THE GABELLI DIVIDEND & INCOME TRUST		Meeting Type: Annual
For holders as of: March 18, 2013
Date: May 13, 2013 Time: 9:00 A.M.
	Location:	The Cole Auditorium
The Greenwich Library
101 West Putnam Avenue
Greenwich, Connecticut 06830

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735		You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
M55351-P37627
See the reverse side of this notice to obtain proxy materials and voting instructions.

––– Before You Vote –––

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2013 to facilitate timely delivery.

M55352-P37627

––– How To Vote –––

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession  of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to  www.proxyvote.com.  Have the information that is printed in the  box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

THE GABELLI DIVIDEND & INCOME TRUST

SERIES D PREFERRED SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1.	To elect three (3) Trustees of the Fund:

Nominees:

	01)	Mario J. Gabelli, CFA
	02)	Mario d'Urso
	03)	Michael J. Melarkey

M55354-P37626
36242H500

Please refer to the proxy materials for more detailed information on the above voting items.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 13, 2013.

Meeting Information
THE GABELLI DIVIDEND & INCOME TRUST		Meeting Type: Annual
For holders as of: March 18, 2013
Date: May 13, 2013 Time: 9:00 A.M.
	Location:	The Cole Auditorium
The Greenwich Library
101 West Putnam Avenue
Greenwich, Connecticut 06830

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735		You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
M55351-P37627
See the reverse side of this notice to obtain proxy materials and voting instructions.

––– Before You Vote –––

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2013 to facilitate timely delivery.

M55352-P37627

––– How To Vote –––

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession  of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to  www.proxyvote.com.  Have the information that is printed in the  box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

THE GABELLI DIVIDEND & INCOME TRUST

SERIES E PREFERRED SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1.	To elect three (3) Trustees of the Fund:

Nominees:

	01)	Mario J. Gabelli, CFA
	02)	Mario d'Urso
	03)	Michael J. Melarkey

M55354-P37626
36242H609

Please refer to the proxy materials for more detailed information on the above voting items.